(GAYLORD ENTERTAINMENT LOGO)

                                                         INFORMATION FOR RELEASE


                     GAYLORD ENTERTAINMENT PREVIEWS EXPECTED
                           FIRST-QUARTER 2004 RESULTS

NASHVILLE, TENN. (April 20, 2004) - Gaylord Entertainment Co. (NYSE: GET) announced today that it expects revenues to be in the range of $158 million to $160 million; adjusted EBITDA(1) to be in the range of $18.5 million to $19.5 million; and net loss to be in the range of $20.5 million to $19.5 million for the first-quarter of 2004. These expectations exceed the company's previously stated guidance of $155 million and $16 million for revenues and adjusted EBITDA, respectively.

The company also expects hospitality RevPAR(2) for the first-quarter of 2004 compared to the same period in the prior year to decline approximately 8.5 percent, which is ahead of the company's previously stated guidance range of a decline of 10 to 12 percent. This performance is due to better than expected group attendance and transient demand at Gaylord Hotels, as the travel environment continues to strengthen. In addition, Gaylord Hotels booked 262,000 net definite room nights for future periods, an increase of 40 percent over the same period last year.

Gaylord Entertainment expects to report final first-quarter results on Tues., May 4, before the open of the financial markets.

ABOUT GAYLORD ENTERTAINMENT
Gaylord Entertainment (NYSE: GET), a leading hospitality and entertainment company based in Nashville, Tenn., owns and operates three industry-leading brands - Gaylord Hotels (www.gaylordhotels.com), its network of upscale, meetings-focused resorts; ResortQuest International (www.resortquest.com), the nation's largest vacation rental property management company; and the Grand Ole Opry (www.opry.com), the weekly showcase of country music's finest performers for 78 consecutive years. The company's entertainment brands and properties include the Radisson Hotel Opryland, Ryman Auditorium, General Jackson Showboat, Springhouse Golf Club, Wildhorse Saloon and WSM-AM. For more information about the company, visit www.gaylordentertainment.com.

This press release contains statements as to the company's beliefs and expectations of the outcome of future events that are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from the statements made. These include the risks and uncertainties associated with economic conditions affecting the hospitality business generally, the timing of the opening of new facilities, costs associated with developing new hotel facilities, the impact of the SEC investigation and other costs associated with changes to the company's historical financial statements, business levels at the company's hotels, risks associated with ResortQuest's business and the company's ability to successfully integrate ResortQuest, the ability to complete potential divestitures successfully, and the ability to obtain financing for new developments. Other factors that could cause operating and financial results to differ are described in the filings made from time to time by the company with the Securities and Exchange Commission. The company does not undertake any obligation to release publicly any revisions to forward-looking statements made by it to reflect events or circumstances occurring after the date hereof or the occurrence of unanticipated events.

(1) Adjusted EBITDA (defined as earnings before interest, taxes, depreciation, amortization, pre-opening costs, non-cash lease and naming rights agreement expenses, as well as other unusual or non-recurring or non-cash items) is presented supplementally herein because the company believes it allows for a more complete analysis of operating performance by presenting an analysis of operations separate from the earnings impact of capital transactions and without non-cash items and items that do not impact our ongoing operations such as pre-opening costs, restructuring charges, gains on the sale of assets, and impairment and other charges. The company also believes Adjusted EBITDA provides an additional measure of its ability to service debt, fund capital expenditures and grow its business. This information should not be considered as an alternative to any measure of performance as promulgated under accounting principles generally accepted in the United States (such as operating income, net income or cash from operations), nor should it be considered as an indicator of overall financial performance. Adjusted EBITDA does not fully consider the impact of investing or financing transactions, as it specifically excludes depreciation and interest charges, which should also be considered in the overall evaluation of results of operations. The company's method of calculating Adjusted EBITDA may be different from the method used by other companies and therefore comparability may be limited. A reconciliation of Adjusted EBITDA to net income is presented with this release.

(2) The company calculates RevPAR (revenue per available room) by dividing room sales for comparable properties by room nights available to guests for the period. RevPAR is not comparable to similarly titled measures such as revenues.

                     GAYLORD ENTERTAINMENT COMPANY AND SUBSIDIARIES
                             SUPPLEMENTAL FINANCIAL RESULTS
                           RECONCILIATION OF ADJUSTED EBITDA
                                     (in millions)

                                                                          Q1 2004
CONSOLIDATED RESULTS                                                       RANGE
                                                                       LOW       HIGH
ESTIMATED REVENUE                                                     $158.0     $160.0
                                                                     =======    =======

ESTIMATED NET LOSS                                                    ($20.5)    ($19.5)

Estimated Provision (benefit) for income taxes                         (11.9)     (11.6)

Estimated Other (gains) and losses                                      (0.9)      (0.9)

Estimated Unrealized (gain) loss on Viacom stock                        56.9       56.9

Estimated Unrealized (gain) loss on derivatives                        (44.4)     (44.4)

Estimated Interest expense                                              10.2        9.7

Estimated Interest income                                               (0.4)      (0.4)
                                                                     -------    -------
ESTIMATED OPERATING LOSS                                              ($11.0)    ($10.2)


Estimated pre-opening costs                                             10.7       10.8

Estimated non-cash lease expense and naming rights                       1.9        1.9

Estimated non-recurring expenses                                         0.3        0.3

Estimated depreciation & amortization                                   16.6       16.7
                                                                     -------    -------
ESTIMATED ADJUSTED EBITDA                                              $18.5      $19.5
                                                                     =======    =======



                                       ###

-----------------------------------------------------------------------------------------------
INVESTOR RELATIONS CONTACTS:                    MEDIA CONTACTS:
-----------------------------------------------------------------------------------------------
David Kloeppel, CFO                             Greg Rossiter, VP of Corporate Communications
-----------------------------------------------------------------------------------------------
Gaylord Entertainment                           Gaylord Entertainment
-----------------------------------------------------------------------------------------------
(615) 316-6101                                  (615) 316-6302
-----------------------------------------------------------------------------------------------
dkloeppel@gaylordentertainment.com              grossiter@gaylordentertainment.com
-----------------------------------------------------------------------------------------------
              ~OR~                                           ~OR~
-----------------------------------------------------------------------------------------------
Jason Morgan, VP Strategic Planning             Dan O'Connor
-----------------------------------------------------------------------------------------------
and Investor Relations                          Sloane & Company
-----------------------------------------------------------------------------------------------
Gaylord Entertainment                           (212) 446-1865
-----------------------------------------------------------------------------------------------
(615) 316-6561                                  doconnor@sloanepr.com
-----------------------------------------------------------------------------------------------
jmorgan@gaylordentertainment.com
-----------------------------------------------------------------------------------------------
              ~OR~
-----------------------------------------------------------------------------------------------
Monica Huang
-----------------------------------------------------------------------------------------------
Sloane & Company
-----------------------------------------------------------------------------------------------
(212) 446-1874
-----------------------------------------------------------------------------------------------
mhuang@sloanepr.com
-----------------------------------------------------------------------------------------------